Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                We consent to the incorporation by reference in the registration statement on Form S-8 (No. 333-9354) pertaining to the employees stock option plan of Elbit Systems Ltd. of our report dated March 14, 2006, with respect to the consolidated financial statements and financial statement schedule of Elbit Systems Ltd. and subsidiaries included in this Annual Report on Form 20-F for the year ended December 31, 2005.

/s/ Kost Forer Gabbay & Kasierer
Kost Forer Gabbay & Kasierer A member of Ernst & Young Global

Haifa, Israel,
June 28, 2006